                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT

            THIRD AMENDMENT, dated as of May 27, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Holdings"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands"), INTERSTATE BRANDS WEST CORPORATION, a Delaware corporation ("Brands West"; each of Brands and Brands West, a "Borrower" and, together, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), THE BANK OF NOVA SCOTIA, BNP PARIBAS COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH, and SUNTRUST BANK, each as a co-documentation agent, BANK OF AMERICA, N.A., as syndication agent, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

            WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. Amendment to Section 1.1 of the Credit Agreement. (a)
Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a)(iv) of the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:

            (iv) other non-cash charges (excluding any non-cash charges representing an accrual of or reserve for cash charges to be paid in the future, but including (solely for the purpose of calculating Consolidated EBITDA for the four fiscal quarters ended May 29, 2004) the one-time charge incurred during the fiscal quarter ended May 29, 2004, representing a reserve for future workers' compensation claims in an amount not to exceed $40,000,000),

            (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the pricing grid set forth in the definition of "Pricing Grid" and substituting in lieu thereof the following:

Facility  Applicable  Applicable  Applicable  Applicable   Applicable   Applicable   Applicable  Applicable
   Fee    Margin for  Margin for  Margin for    Margin      Margin for   Margin for  Margin for    Margin
  Rate    Eurodollar     ABR      Eurodollar   for ABR     Eurodollar   ABR Tranche  Eurodollar   for ABR
          Revolving   Revolving   Tranche A    Tranche A    Tranche B        B        Tranche C   Tranche C
            Loans       Loans     Term Loans   Term Loans   Term Loans   Term Loans  Term Loans  Term Loans
--------  ----------  ----------  ----------  ----------   ----------   ----------   ----------  ----------
  .500%     2.500%      1.500%      3.000%      2.000%      3.250%       2.250%       3.000%       2.000%

            SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

            (a) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) Holdings, (ii) the Borrowers and (iii) each of the Lenders constituting the Required Lenders;

            (b) The Borrowers shall have paid all fees and expenses of the Administrative Agent, including the reasonable fees and expenses of counsel to the Administrative Agent;

            (c) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing; and

            (d) The Administrative Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment in an amount equal to 0.075% of each such Lender's Commitment.

            SECTION 4. Representations and Warranties. Each of the representations and warranties made by each of Holdings and the Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

            SECTION 5. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 6. Expenses. Holdings and the Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 7. Affirmation of Guaranty and Credit Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

            SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  INTERSTATE BAKERIES CORPORATION, as Guarantor

                                  By: /s/ Paul E. Yarick
                                      ----------------------------------------
                                  Name:  Paul E. Yarick
                                  Title: Senior Vice President -- Finance
                                         and Treasurer

                                  INTERSTATE BRANDS CORPORATION, as a Borrower

                                  By: /s/ Paul E. Yarick
                                      ----------------------------------------
                                  Name:  Paul E. Yarick
                                  Title: Senior Vice President -- Finance
                                         and Treasurer

                                  INTERSTATE BRANDS WEST CORPORATION, as a
                                  Borrower

                                  By: /s/ Paul E. Yarick
                                      ----------------------------------------
                                  Name:  Paul E. Yarick
                                  Title: Senior Vice President -- Finance
                                         and Treasurer

                                  JP MORGAN CHASE BANK, as Administrative Agent, an Issuing Lender and a Lender

                                  By: /s/ BB Wuthrich
                                      ----------------------------------------
                                  Name:  BB Wuthrich
                                  Title: Vice President

                                  HARRIS TRUST & SAVINGS BANK, as an Issuing
                                  Lender and a Lender

                                  By:
                                      ----------------------------------------
                                  Name:
                                  Title:

                                        AGFIRST FARM CREDIT BANK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Felicia Morant
                                        ----------------------------------------
                                             Name:  Felicia Morant
                                             Title: Vice President

                                        AIMCO CDO SERIES 2000-A
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        AIMCO CLO SERIES 2001-A
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        ALLSTATE LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        APEX (IDM) CDO I, LTD.
                                        By:  David L. Babson & Company Inc.
                                        As Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        AURUM CLO 2202-1 LTD.
                                        By:  Columbia Management Advisors, Inc.
                                        (f/k/a Stein Roe & Farnham
                                        Incorporated), An Investment Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Thomas r. Bowehard
                                        ----------------------------------------
                                             Name:  Thomas r. Bowehard
                                             Title: Vice President

                                        BANCO ESPIRITO SANTO, S.A.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Terry R. Hull
                                        ----------------------------------------
                                             Name:  Terry R. Hull
                                             Title: Senior Vice President

                                        By:  /s/ Andrew M. Orsen
                                        ----------------------------------------
                                             Name:  Andrew M. Orsen
                                             Title: Vice President

                                        BANK OF AMERICA, N.A.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ William F. Sweeney
                                        ----------------------------------------
                                             Name:  William F. Sweeney
                                             Title: Managing Director

                                        BANK OF MONTREAL
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ S. Valia
                                        ----------------------------------------
                                             Name:  S. Valia
                                             Title: MD

                                        BANK OF NEW YORK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Mark O'Connor
                                        ----------------------------------------
                                             Name:
                                             Title:

                                        THE BANK OF NOVA SCOTIA
                                        Suite 2700
                                        680 Peachtree St., N.E.
                                        Atlanta, GA 30308
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ M.D. Smith
                                        ----------------------------------------
                                             Name:  M.D. Smith
                                             Title: Agent Operations

                                        BIG SKY SENIOR LOAN FUND, LTD.
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        BNP PARIBAS
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Jo Ellen Bender
                                        ----------------------------------------
                                             Name:  Jo Ellen Bender
                                             Title: Managing Director

                                        By:  /s/ Christine L. Howall
                                        ----------------------------------------
                                             Name:  Christine L. Howall
                                             Title: Director

                                        BRYN MAWR CLO, LTD
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Matt Stouffer
                                        ----------------------------------------
                                             Name:  Stouffer
                                             Title: Senior Vice President

                                        CALYON NEW YORK BRANCK
                                        (Name of Lender)

                                        By:  /s/ Guido Van Hauwermeiren
                                        ----------------------------------------
                                             Name:  Guido Van Hauwermeiren
                                             Title: Managing Director

                                        By:  /s/ Lee E. Greve
                                        ----------------------------------------
                                             Name:  Lee E. Greve
                                             Title: Managing Director

                                        CHINATRUST COMMERCIAL BANK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Eric Kan
                                        ----------------------------------------
                                             Name:  Eric Kan
                                             Title: Lending Manager, SVP

                                        COBANK, ACB
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ S. Richard Dill
                                        ----------------------------------------
                                             Name:  S. Richard Dill
                                             Title: Vice President
                                             Phone: 303-740-4197
                                             Zeta Fax: 303-224-2747

                                        COMERICA BANK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ [Illegible]
                                        ----------------------------------------
                                             Name:  [Illegible]
                                             Title: CBO

                                        COMERICA BANK, N.A.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Lance Holden
                                        ----------------------------------------
                                             Name:  Lance Holden
                                             Title: Senior Vice President

                                        COOPERATIVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        INTERNATIONAL" NEW YORK BRANCH
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Michael Laurie
                                        ----------------------------------------
                                             Name:  Michael Laurie
                                             Title: Executive Director

                                        By:  /s/ Brett Delfino
                                        ----------------------------------------
                                             Name:  Brett Delfino
                                             Title: Executive Director

                                        COSTANTNUS EATON VANCE CDO V, LTD.
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE CDO II, LTD.
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE CDO III, LTD.
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE CDO VI, LTD.
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR FUND
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE LIMITED DURATION INCOME FUND
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE SENIOR FLOATING-RATE TRUST
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST
                                        BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        ELC (CAYMAN) LTD. 1999-III
                                        By: David L. Babson & Company Inc. As
                                        Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        ELT LTD.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                        FARM CREDIT SERVICES OF AMERICA, PCA
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Bruce P. Rouse
                                        ----------------------------------------
                                             Name:  Bruce P. Rouse
                                             Title: Vice President

                                        FARM CREDIT SERVICES OF MINNESOTA
                                        VALLEY, PCA dba FCS COMMERCIAL FINANCE
                                        GROUP
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ James M. Grafing
                                        ----------------------------------------
                                             Name:  James M. Grafing
                                             Title: SVP - Syndicated Finance

                                        FARM CREDIT SERVICES OF MISSOURI, PCA
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Terry Eidson
                                        ----------------------------------------
                                             Name:  Terry Eidson
                                             Title: Senior Vice President,
                                             Credit Service

                                        GLENEAGLES TRADING LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                        GRAYSON & CO.
                                        BY: BOSTON MANAGEMENT AND RESEARCH AS
                                        INVESTMENT ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        HARBOUR TOWN FUNDING LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                        HARBOUR VIEW CLO IV, LTD.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Lisa Chaffee
                                        ----------------------------------------
                                             Name:  Lisa Chaffee
                                             Title: Manager

                                        HARBOUR VIEW CLO V, LTD.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Lisa Chaffee
                                        ----------------------------------------
                                             Name:  Lisa Chaffee
                                             Title: Manager

                                        IKB CAPITAL CORPORATION
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ David Snyder
                                        ----------------------------------------
                                             Name:  David Snyder
                                             Title: President

                                        LANDMARK II COO, LTD.
                                        By: Aladdin Capital Management, LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Thomas [Name Illegible]
                                        ----------------------------------------
                                             Name:  Thomas [Name Illegible]
                                             Title: Director - Research

                                        LANDMARK III COO, LTD
                                        By: Aladdin Capital Management, LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Thomas [Name Illegible]
                                        ----------------------------------------
                                             Name:  Thomas [Name Illegible]
                                             Title: Director - Research

                                        LOAN FUNDING IV, LLC
                                        By: Highland Capital Management, L.P. As
                                        Portfolio Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Todd Travers
                                        ----------------------------------------
                                             Name:  Todd Travers
                                             Title: Senior Portfolio Manager
                                             Highland Capital Management, L.P.

                                        LONG GROVE CLO, Limited
                                        By:  Deerfield Capital Management LLC as
                                        its Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Matt Stouffer
                                        ----------------------------------------
                                             Name:  Matt Stouffer
                                             Title: Senior Vice President

                                        MAPLEWOOD (CAYMAN) LIMITED
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Investment Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By: David L. Babson & Company Inc. as
                                        Investment Adviser
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        MASSMUTUAL/DARBY CBO LLC
                                        By: MassMutual/Darby CBO IM, Inc.
                                        as LLC Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        MOUNTAIN CAPITAL CLO 1 Ltd.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Regina Forman
                                        ----------------------------------------
                                             Name:  Regina Forman
                                             Title: Director

                                        MOUNTAIN CAPITAL CLO 11 Ltd.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Regina Forman
                                        ----------------------------------------
                                             Name:  Regina Forman
                                             Title: Director

                                        MUIRFIELD TRADING LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Vice President

                                        NATIONAL BANK OF KUWAIT SAK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Muhannad Kamal
                                        ----------------------------------------
                                             Name:  Muhannad Kamal
                                             Title: General Manager

                                        By:  /s/ Robert McNeill
                                        ----------------------------------------
                                             Name:  Robert McNeill
                                             Title: Assistant General Manager

                                        NORTHWOODS CAPITAL, LIMITED
                                        By: ANGELO, GORDON & CO., L.P., AS
                                        COLLATERAL MANAGER
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ John W. Fraser
                                        ----------------------------------------
                                             Name:  John W. Fraser
                                             Title: Managing Director

                                        NORTHWOODS CAPITAL IV, LIMITED
                                        By: ANGELO, GORDON & CO., L.P., AS
                                        COLLATERAL MANAGER
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ John W. Fraser
                                        ----------------------------------------
                                             Name:  John W. Fraser
                                             Title: Managing Director

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Authorized Agent

                                        OPPENHEIMER SENIOR FLOATING
                                        RARE FUND
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Lisa Chaffee
                                        ----------------------------------------
                                             Name:  Lisa Chaffee
                                             Title: Manager

                                        OXFORD STRATEGIC INCOME FUND
                                        By: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name: Scott H. Page
                                             Title: Vice President

                                        PAMCO CAYMAN LTD
                                        By: Highland Capital Management, L.P.
                                        As Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Todd Travers
                                        ----------------------------------------
                                             Name:  Todd Travers
                                             Title: Senior Portolio Manager
                                             Highland Capital Management, L.P.

                                        PB CAPITAL
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Christopher J. Ruzzi
                                        ----------------------------------------
                                             Name:  Christopher J. Ruzzi
                                             Title: Vice President

                                        By:  /s/ Lisa Moraglia
                                        ----------------------------------------
                                             Name:  Lisa Moraglia
                                             Title: Assistant Vice President

                                        RESTORATION FUNDING CLO, LTD
                                        By: Highland Capital Management, L.P.
                                        As Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Todd Travers
                                        ----------------------------------------
                                             Name:  Todd Travers
                                             Title: Senior Portfolio Manager
                                             Highland Capital Management, L.P.

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for AVERY POINT CLO, LTD., as
                                        Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS,
                                        Ltd., as Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill II - INGOTS,
                                        Ltd., as Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill III - CLO,
                                        Limited as Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Prospect Funding I, LLC as
                                        Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited, as
                                        Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO, Limited,
                                        as Term Lender
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Timothy Barns
                                        ----------------------------------------
                                             Name:  Timothy Barns
                                             Title: Senior Vice President

                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research as
                                        Investment Advisor
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        SEQUILS-Cumberland I, Ltd.
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Matt Stouffer
                                        ----------------------------------------
                                             Name:  Matt Stouffer
                                             Title: Senior Vice President

                                        SIMSBURY CLO, LIMITED
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        SMOKY RIVER CDO, L.P.
                                        By: RBC Leveraged Capital as Portfolio
                                        Advisor
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Melissa Marano
                                        ----------------------------------------
                                             Name:  Melissa Marano
                                             Title: Authorized Sigantory

                                        SRF 2000, INC.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                        SRF TRADING, INC.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Diana M. Himes
                                        ----------------------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                        STEIN ROE & FARNHAM CLO I LTD.
                                        By: Columbian Management Advisors, Inc.
                                        (f/k/a Stein Roe & Farnham
                                        Incorporated), As Portfolio Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Thomas R. [Name illegible]
                                        ----------------------------------------
                                             Name:  Thomas R. [Name illegible]
                                             Title: Vice President

                                        SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc.
                                        as Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ MaryAnn Spencer
                                        ----------------------------------------
                                             Name:  MaryAnn Spencer
                                             Title: Managing Director

                                        THE SUMITOMO TRUST & BANKING COL, LTD.,
                                        NEW YORK BRANCH
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Elizabeth A. Quirk
                                        ----------------------------------------
                                             Name:  Elizabeth A. Quirk
                                             Title: Vice President

                                        SUNTRUST BANK
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Michael Lapresi
                                        ----------------------------------------
                                             Name:  Managing Director
                                             Title: Vice President

                                        TOLLI & CO.
                                        By: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Scott H. Page
                                        ----------------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President

                                        TORONTO DOMINION (NEW YORK), INC.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Stacey Malek
                                        ----------------------------------------
                                             Name:  Stacey Malek
                                             Title: Vice President

                                        TRS ECLIPSE LLC
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Deborah O'Keefe
                                        ----------------------------------------
                                             Name:  Deborah O'Keefe
                                             Title: Vice President

                                        UMB BANK N.A.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Thomas S. Terry
                                        ----------------------------------------
                                             Name:  Thomas S. Terry
                                             Title: Senior Vice President

                                        U.S. AGBANK, FCB
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Patrick Zeka
                                        ----------------------------------------
                                             Name:  Patrick Zeka
                                             Title: Vice President

                                        VAN KAMPEN CLO I, LIMITED
                                        By: Van Kampen Investment Advisory Corp.
                                        as Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Brad Langs
                                        ----------------------------------------
                                             Name:  Brad Langs
                                             Title: Executive Director

                                        VAN KAMPEN CLO II, LIMITED
                                        By: Van Kampen Investment Advisory Corp.
                                        as Collateral Manager
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Brad Langs
                                        ----------------------------------------
                                             Name:  Brad Langs
                                             Title: Executive Director

                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Brad Langs
                                        ----------------------------------------
                                             Name:  Brad Langs
                                             Title: Executive Director

                                        VAN KAMPEN SENIOR LOAN FUND
                                        By: Van Kampen Investment Advisory Corp.
                                        ----------------------------------------
                                        (Name of Lender)

                                        By:  /s/ Brad Langs
                                        ----------------------------------------
                                             Name:  Brad Langs
                                             Title: Executive Director